                         NORTHSTAR REALTY FINANCE CORP.
                       2004 LONG-TERM INCENTIVE BONUS PLAN

1. Purpose. This Plan is intended to create incentives for certain employees and other key individuals to allow the Company to attract and retain the services of persons who will contribute to the future success of the Company. It is the intent of the Company that compensation payable under this Plan shall qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

2. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth below:

     (a) "Actual FFO" shall mean, with respect to any Performance Period, "funds from operations" of the Company as determined with respect to such Performance
Period by the Board using a consistently applied methodology that conforms with the standards for computation of "funds from operations" established by the
National Association of Real Estate Investment Trusts, Inc. (or successor organizations) from time to time; it being understood that, to the extent that the Company discloses "funds from operations" for any Performance Period in any of its periodic reports publicly-filed with the Securities and Exchange
Commission, Actual FFO for such Performance Period for the purposes of this Plan will conform to such publicly-disclosed "funds from operations."

     (b) "Actual FFO Per Share" shall mean, with respect to any Performance
Period, the Actual FFO for such period divided by the number of Common
Equivalent Shares.

     (c) "Additional IPO Shares" shall mean any Shares that the Company issues and sells to the IPO Underwriters pursuant to the underwriting agreement relating to the Initial Public Offering in excess of the Initial IPO Shares, but excluding any Overallotment IPO Shares.

     (d) "Adjusted FFO" shall mean, with respect to any Performance Period, the
Actual FFO for such period as adjusted to exclude any non-cash item of the
Company.

     (e) "Adjusted FFO Per Share" shall mean, with respect to any Performance
Period, the Adjusted FFO for such period divided by the number of Common
Equivalent Shares.

     (f) "Average Paid in Capital Per Share" shall mean, with respect to any
Performance Period, (i) the sum of the Paid in Capital Per Share on each day of the Performance Period, divided by (ii) the number of days in the Performance
Period.

     (g) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

     (h) "Board" shall mean the Board of Directors of the Company.

     (i) "Change in Control" of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (A)-(C) shall have occurred:

               (A) any Person is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%)or more of the combined voting power of the then outstanding securities of the Company, excluding (i) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (B) below, (ii) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company;
          and (iii) NCIC or any of its majority-owned or controlled
          subsidiaries; or

               (B) the consummation of a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the
          Company in connection with a merger or consolidation of the Company
          (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the
          Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
          (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the
          Company; or

               (C) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

     (j) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (k) "Committee" shall mean those members of the Compensation Committee of the Board of Directors of the Company who are "outside directors" and
"disinterested persons" as such terms are defined under the Code, applicable regulations and Rule 16b-3 promulgated under the Securities Exchange Act of
1934, as amended, respectively.

     (l) "Common Equivalent Shares" shall mean the total number of Shares outstanding on a fully-diluted basis, calculated in a manner consistent with the manner used by the Company for reporting diluted earnings or loss per Share under generally accepted accounting principles, it being understood that, to the extent that the Company discloses diluted earnings or loss per share in any of its periodic reports publicly-filed with the Securities and Exchange Commission,
Common Equivalent Shares for such period for the purposes of this Plan shall be calculated in a manner consistent with such public disclosure.

     (m) "Company" shall mean NorthStar Realty Finance Corp.

     (n) "Eligible Recipient" shall mean an officer, director (including a non-employee director), employee, co-employee, consultant or advisor (including any trust, partnership, limited liability company or other entity beneficially owned by such individuals) of the Company or of any Parent or Subsidiary who
provide services to the Company. For purposes of this definition, "consultants"
shall include those employees of NCIC, or its majority-owned subsidiaries who provide services to the Company pursuant to that certain Shared Facilities and
Services Agreement between the Company and NCIC.

     (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (p) "Fair Market Value" shall mean, as of any given date, the fair market value of a Share as determined by the Committee using any reasonable method and in good faith; provided that (i) if Shares are admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing sale price reported for such share on the exchange on such date on which a sale was reported; (ii) if Shares are admitted to quotation on the National
Association of Securities Dealers Automated Quotation System ("NASDAQ") or a
successor quotation system and has been designated as a National Market System
("NMS") security, fair market value of a Share on any date shall be the closing sale price reported for such Share on the system on such date on which a sale was reported; and (iii) if Shares are admitted to quotation on the NASDAQ but have not been designated as an NMS security, fair market value of a Share on any such date shall be the average of the highest bid and lowest asked prices for such Share on the system on such date on which both the bid and asked prices were reported. For purposes of this definition, the Fair Market Value on the date of the closing of the Initial Public Offering will be deemed to be the
Initial Offering Price.

     (q) "Fiscal Year" shall mean the fiscal year of the Company, which is the calendar year.

     (r) "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships of the Participant.

     (s) "Incentive Bonus Award" shall mean, with respect to a Participant for any Performance Period, the incentive bonus award payable hereunder to such
Participant with respect to such Performance Period.

     (t) "Initial IPO Shares" shall mean the initial 20,000,000 Shares that the
Company issues and sells to the IPO Underwriters pursuant to the underwriting agreement.

     (u) "Initial Offering Price" shall mean the "Price to Public" of the
Initial IPO Shares set forth on the cover page of the IPO Prospectus.

     (v) "Initial Public Offering" shall mean the initial underwritten public offering of Shares pursuant to the IPO Prospectus.

     (w) "Internal Rate of Return" shall mean the discount rate that would cause the net present value of investing, on a specified starting date, an amount equal to the Fair Market Value

on the starting date to equal, on the ending date, the net present value of (i)
all dividends and distributions paid with respect to a Share from the starting date through the ending date (excluding dividends and distributions paid in the form of additional Shares) and (ii) the Share Value on the ending date.

     (x) "IPO Prospectus" shall mean the Company's prospectus relating to the
Initial Public Offering as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act and deemed a part of the
Company's registration statement on Form S-11 (No. 333-114675) at the time such registration statement is declared effective by the Securities and Exchange
Commission.

     (y) "IPO Underwriters" shall mean the underwriters of the Initial Public
Offering.

     (z) "LTIP Units" shall have the meaning set forth in the Partnership
Agreement.

     (aa) "NCIC" means NorthStar Capital Investment Corp., a Maryland corporation.

     (bb) "Other Share-Based Awards" shall mean an award granted pursuant to
Section 10.

     (cc) "Overallotment IPO Shares" shall mean any Shares that the Company issues and sells to the IPO Underwriters as a result of any exercise of the overallotment option granted by the Company to the IPO Underwriters pursuant to the underwriting agreement relating to the Initial Public Offering.

     (dd) "Paid in Capital" shall mean the sum of (i) the sum of the number of
Common Equivalent Shares plus the number of Units outstanding (without double counting the Units in the event that they are already part of the total Common
Equivalent Shares) at the Initial Public Offering, multiplied by the Initial
Offering Price, (ii) for any post-Initial Public Offering acquisitions or offerings for Shares or Units, the number of such Shares and Units multiplied by the Fair Market Value on the date of such acquisition or offering, and (iii) for any post-Initial Public Offering Shares and Units paid for contributed assets, the number of such Shares and Units multiplied by the average Fair Market Value on the ten trading days immediately prior to the date of such contribution.

     (ee) "Paid in Capital Per Share" shall mean, with respect to any date, the
Paid in Capital on such date divided by the sum of the number of Common
Equivalent Shares plus the number of Units outstanding (without double counting the Units in the event that they are already part of the total Common Equivalent
Shares) on such date.

     (ff) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (gg) "Participant" shall mean an Eligible Recipient designated by the
Committee pursuant to Section 6 to participate herein with respect to a
Performance Period.

     (hh) "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership, as
amended from time to time.

     (ii) "Partnership Common Unit" shall have the meaning set forth in the
Partnership Agreement.

     (jj) "Performance Period" shall mean the fiscal year of the Company, or such other period as specified by the Committee.

     (kk) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other entity or "group" (as defined in the Securities Exchange Act of 1934).

     (ll) "Plan" shall mean the NorthStar Realty Finance Corp. 2004 Long-Term
Incentive Bonus Plan, as amended from time to time.

     (mm) "Restricted Shares" shall mean Shares subject to certain restrictions granted pursuant to Section 9 below.

     (nn) "Return on Paid in Capital" shall mean, with respect to any
Performance Period, the Adjusted FFO Per Share for such period divided by the
Average Paid in Capital Per Share for such period.

     (oo) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (pp) "Share" shall mean a share of the common stock, par value $.01 per share, of the Company.

     (qq) "Share Value," as of any given date shall mean the Fair Market Value on such date, except that:

               (A) the Share Value on the date of a Change in Control as
          described in clause (A) of the definition of such term shall mean the highest price per Share paid during the prior six months by the Person causing the Change in Control by being or becoming a Beneficial Owner of the type described in clause (A) thereof, unless the Change in
          Control occurs as a result of a tender offer for Shares, in which case the Share Value will equal the cash value, as determined by the Board, in good faith, of the consideration paid for one Share in the tender offer; and

               (B) the Share Value on the date of a Change in Control as
          described in clause (B) of the definition of such term shall mean the cash value, as determined by the Board, in good faith, of the consideration paid for one Share in the transaction causing the Change in Control.

     (rr) "Subsidiary" shall mean any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

     (ss) "Unit" or "Units" shall mean a unit or units of limited partnership interest in NorthStar Realty Finance Limited Partnership, a Delaware limited partnership and the entity through which the Company conducts a significant portion of its business.

3.   Administration.

     3.1 The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Incentive Bonus Awards under the Plan under Section
162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange
Act by the Committee.

     3.2 The Committee shall have the power and authority to select
Participants, to grant Incentive Bonus Awards to such Participants, and to determine whether and to what extent such Incentive Bonus Awards will be payable in cash, Shares, Restricted Shares, Other Share-Based Awards or any combination of the foregoing pursuant to the terms of the Plan. In particular, but without limitation, the Committee shall have the authority:

     (a) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Incentive Bonus Award granted hereunder, including the waiver or modification of any such terms or conditions;

     (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Incentive
Bonus Awards granted hereunder, including the waiver or modification of any such terms or conditions;

     (c) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

     (d) to interpret the terms and provisions of the Plan and any Incentive
Bonus Award issued under the Plan (and any award agreements relating thereto)
and to otherwise supervise the administration of the Plan.

     3.3 The Committee may, in its absolute discretion, without amendment to the
Plan, accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Restricted Shares and Other Share-Based Awards,
or otherwise adjust any of the terms applicable to any such awards; provided, however, that no action under this Section 3.3 shall adversely affect any outstanding Incentive Bonus Award without the consent of the holder thereof.

     3.4 All decisions made by the Committee pursuant to the provisions of the
Plan shall be final, conclusive and binding on all persons, including the
Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the
Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.   Shares Reserved for Issuance Under the Plan.

     4.1 The total number of Shares reserved and available for issuance under the Plan (the "Reserved Shares") shall initially be 669,123 Shares. The number of Reserved Shares shall be automatically increased (without any further action by the Board or the stockholders of the Company) by the number of Shares that is equal to two and one-half percent (2.5%) of any Additional IPO Shares and any
Overallotment IPO Shares; provided, however, that the maximum number of Reserved
Shares shall not exceed 859,123, subject to adjustment as set forth in Section 5 below. Such Shares may consist, in whole or in part, of authorized and unissued
Shares or treasury Shares.

     4.2 Subject to the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that any Shares subject to any Incentive Bonus
Awards granted hereunder are cancelled, terminated or forfeited, such Shares shall again be available for issuance in connection with future awards granted under the Plan.

     4.3 The aggregate number of Shares as to which Incentive Bonus Awards or
Other-Share-Based Awards may be granted under the Plan to any individual during any calendar year may not, subject to adjustment as provided in Section 5, exceed 75% of the Shares reserved for issuance for the purposes of the Plan as of the end of such calendar year, in accordance with the provisions of this
Section 4.

5.   Equitable Adjustments. Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Shares, the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to: (i) the aggregate number of Shares reserved for issuance under the Plan, and (ii) the kind, number and purchase price of Shares subject to outstanding awards of
Restricted Shares granted under the Plan, in each case as may be determined by the Committee, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. In connection with any event described in this Section 5.1, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Other
Share-Based Awards in exchange for payment in cash or other property equal to the Fair Market Value of the Stock covered by such Other Share-Based Awards.

6.   Eligibility. For each Performance Period, the Committee in its discretion shall select those Eligible Recipients who shall be Participants. The selection of an individual to be a Participant in any one Performance Period does not entitle the individual to be a Participant in any other Performance Period.

7.   Performance Measure and Awards.

     7.1 Performance Measure and Target Incentive Bonus Awards. Prior to or
within the first 90 days of a Performance Period, the Committee shall establish the target Incentive Bonus

Award for each Participant and the performance objective or objectives that must be satisfied in order for a Participant to receive an Incentive Bonus Award for such Performance Period, all of which shall be set forth in the minutes of the meetings of the Committee. The target Incentive Bonus Awards may be denominated in dollars, Shares, LTIP Units or other Share-based form. Any such performance objectives shall be based upon the absolute or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) growth in
Actual FFO, Actual FFO Per Share, Adjusted FFO, Adjusted FFO Per Share, Internal
Rate of Return, Share Value or Return on Paid in Capital; or (ii) overall Actual
FFO, Actual FFO Per Share, Adjusted FFO, Adjusted FFO Per Share, Internal Rate
of Return, Share Value or Return on Paid in Capital. The Committee shall notify each Participant of the establishment of a target Incentive Bonus Award for such
Participant and the performance objectives that must be satisfied in order for such Participant to be eligible to receive an Incentive Bonus Award in such manner as it shall deem appropriate.

     7.2 Maximum Awards Allowable. Notwithstanding any provision of the Plan to the contrary, in no event shall any Participant receive Incentive Bonus Awards,
Restricted Shares or Other Share-Based Awards under the Plan having a value in respect of any Performance Period of the Company in excess of the greater of
$3,000,000 or the value of 300,000 Shares, as calculated in accordance with
Section 8.1 below.

     7.3 Nature of Awards. The establishment of target Incentive Bonus Awards and performance objectives under this Plan shall be used solely as a device for the measurement and determination of certain compensation to be paid to each
Participant as provided herein. Incentive Bonus Awards shall not constitute or be treated as property or as a trust fund of any kind or as capital stock of the
Company, stock options or other form of equity or security until they are paid out in the form of cash, Shares, Restricted Shares, LTIP Units, Other
Share-Based Awards or other form.

8.   Payments.

     8.1 Incentive Bonus Awards and Committee Certification. At the end of each
Performance Period, the Committee shall determine the extent to which the performance objectives established for the Performance Period have been achieved and determine the amount and form of the payout of all Incentive Bonus Awards.
Incentive Bonus Awards may be denominated in dollars, Shares, LTIP Units, Other
Share-Based Awards or otherwise, regardless of the denomination of the target
Incentive Bonus Awards initially established by the Committee, provided that the
Committee, in good faith, determines that the fair value of each Incentive Bonus
Award does not exceed the fair value of the corresponding target Incentive Bonus
Award at the time of payment. For purposes of determining the fair value of
Incentive Bonus Awards, the fair value of Shares, LTIP Units and Other
Share-Based Awards shall be deemed to equal (A) the number of Shares, the number of Shares issuable upon the redemption for Shares of all of the Partnership
Common Units into which the LTIP Units are convertible (assuming that all conditions required for all LTIP Units to be convertible into an equal number of
Partnership Common Units have occurred), and the number of Shares underlying any such Other Share-Based Awards, respectively, multiplied by (B) the Fair Market
Value of one Share on the date the Incentive Bonus Award is paid, with appropriate adjustment to be made for any payment required to be made to convert, redeem or exchange any LTIP Units or Other Share-Based

Awards for Shares. The amount and form of all Incentive Bonus Awards to be paid to the Participants shall be set forth in the minutes of the meetings of the
Committee. No Participant shall receive any Incentive Bonus Award under this
Plan unless the Committee has certified, by resolution or other appropriate action in writing, the amount of such Participant's Incentive Bonus Award, that the performance objectives required to be satisfied as a condition to the grant of such Incentive Bonus Award have in fact been satisfied and that the amount of such Incentive Bonus Award has been determined in accordance with the terms, conditions and limits of the Plan. The Committee will make the determinations and certifications required by this Section 8.1 as promptly as reasonably practicable following the end of each Performance Period, but, in all cases, within a period of time that enables the Company to pay any Incentive Bonus
Awards due for such Performance Period within 60 days after the end of such
Performance Period. In the event of a Change in Control, the Committee will make these determinations within a period of time that enables the Company to pay any
Incentive Bonus Awards due on or within five business days after the date of the
Change in Control.

     8.2 Negative Discretion. If the performance objectives established by the
Committee pursuant to Section 5.1 are satisfied, and if not prohibited by the terms of any notifications to Participants or otherwise, the Committee, in its sole discretion, may pay Incentive Bonus Awards that are less than the target
Incentive Bonus Awards that the Participants have become eligible to receive upon the satisfaction of such performance objectives. However, notwithstanding anything else contained in this Plan to the contrary, the Committee may not: (i)
increase the maximum amount permitted to be paid to any Participant under
Section 7.2 of this Plan or (ii) pay, or authorize the payment of, any Incentive
Bonus Award or other payment of cash, Shares, LTIP Units, Other Share-Based
Awards or payment in any other form under this Plan with respect to a
Performance Period if the performance objectives have not been satisfied with respect to such Performance Period.

     8.3 Payments to Participants. As promptly as reasonably practicable following the determination of the amount and form of a Participant's Incentive
Bonus Award pursuant to Section 8.1 and certification by the Committee in accordance with Section 8.1 and subject to the provisions of Section 13, such
Participant shall be paid his or her Incentive Bonus Award in cash, Shares,
Restricted Shares, LTIP Units, Other Share-Based Awards or such other form as the Committee has determined. To the extent an Incentive Bonus Award is payable in Shares, Restricted Shares, LTIP Units or in an Other Share-Based Award, it
must be made from Shares reserved under the Plan and an Incentive Bonus Award may not be paid in Shares, Restricted Shares, LTIP Units or Other Share-Based
Award if a sufficient number of Shares are not available under the Plan.
Notwithstanding the foregoing, if not prohibited by the terms of any notifications to Participants or otherwise, the Committee reserves the right to defer payment of Incentive Bonus Awards to Participants, subject to such terms and provisions as the Committee may determine, including additional time-based vesting.

     8.4 Forfeiture. A Participant whose employment with the Company terminates for any reason prior to the completion of the Performance Period and/or prior to fulfilling the vesting requirements for a deferred Incentive Bonus Award of such
Participant hereunder shall forfeit all rights to any Incentive Bonus Award which might otherwise have been granted to such Participant for that Performance
Period and the unvested portion of such deferred Incentive Bonus Award. The
Committee may allocate part or all of any Incentive Bonus Award which might otherwise have been granted to such Participant for that Performance
Period and/or the unvested portion of any such deferred Incentive Bonus Award forfeited prior to the completion of the Performance Period to one or more
Eligible Recipients not presently designated as Participants, including newly hired employees. The Committee may allocate part or all of any Incentive Bonus
Award which might otherwise have been granted to such Participant for that
Performance Period and/or the unvested portion of any such deferred Incentive
Bonus Award forfeited after the completion of the Performance Period to other
Participants.

9.   Restricted Shares. Restricted Shares shall be evidenced by an award agreement. The Committee shall determine the Participants to whom, and the time or times at which, Restricted Shares shall be awarded; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period (as defined in Section 9.3)
applicable to Restricted Shares; and all other conditions applicable to
Restricted Shares awards. The provisions of the awards of Restricted Shares need not be the same with respect to each Participant.

     9.1 Purchase Price. The price per Share, if any, that a Participant must pay for Shares purchasable under an award of Restricted Shares shall be determined by the Committee in its sole discretion at the time of grant.

     9.2 Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Restricted Shares, unless and until such recipient has executed an award agreement evidencing the Restricted
Shares and delivered a fully executed copy thereof to the Company, within such period as the Committee may specify after the award date. Each Participant who is granted an award of Restricted Shares shall be issued a stock certificate in respect of such Restricted Shares, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such award; provided that the Company may require that the stock certificates evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted
Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such award.

     9.3 Nontransferability. The Restricted Shares granted pursuant to this
Section 9 shall be subject to the restrictions on transferability set forth in this Section 9.3. During such period as may be set by the Committee in the award agreement (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Restricted Shares awarded under the Plan except by will or the laws of descent and distribution; provided that the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine in its sole discretion. The Committee may also impose such other restrictions and conditions, including the achievement of pre-established corporate performance goals, on Restricted Shares as it deems appropriate. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

                                       10

     9.4 Rights as a Stockholder. Except as provided in Section 9.2 or as otherwise provided in an award agreement, the Participant shall possess all incidents of ownership with respect to shares of Restricted Shares during the
Restricted Period, including the right to receive dividends with respect to such shares and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted
Period shall expire without forfeiture in respect of such awards of Restricted
Shares except as the Committee, in its sole discretion, shall otherwise determine.

     9.5 Termination of Employment. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any
Subsidiary during the Restricted Period, any rights pursuant to any award of
Restricted Shares previously granted to such Participant shall be subject to such terms and conditions as set forth in the award agreement governing such awards. Unless otherwise provided in the award agreement, the Restricted Shares awards granted to such Participant, to the extent that restrictions have not lapsed or applicable conditions have not been met at the time of such cessation of employment or provision of services, shall expire on the date of such termination.

10.  Other Share-Based Awards.

     10.1 Nature of Other Share-Based Awards. Other forms of awards ("Other
Share-Based Awards") that may be granted under the Plan include awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, Shares, including without limitation, (i) Units and
LTIP Units, (ii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests
(including Units and LTIP Units), (iii) membership interests in a Subsidiary or operating partnership and (iv) awards valued by reference to book value, fair value or performance parameters relative to the Company or any Subsidiary or group of Subsidiaries. For purposes of calculating the number of Shares underlying an Other Share-Based Award relative to the total number of Shares reserved and available for issuance under Section 4.1, the Committee shall establish in good faith the maximum number of Shares to which a grantee of such
Other Share-Based Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such Other Share-Based Award shall be reduced accordingly by the Committee and the related Shares shall be added back to the
Shares available for issuance under the Plan. Other Share-Based Awards may be issued either alone or in addition to other awards granted under the Plan and shall be evidenced by an award agreement. The Committee shall determine the price, if any, to be paid by the Participant for the acquisition of Other
Share-Based Awards, and the restrictions and conditions applicable to Other
Share-Based Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives. The Committee may require that
Other Share-Based Awards be held through a limited partnership, or similar
"look-through" entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 10. The provisions of the grant of Other Share-Based Awards need not be the same with respect to each Participant.

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     10.2 Rights as Stockholder. Until such time as an Other Share-Based Award is actually converted into, exchanged for, or paid out in Shares, a Participant shall have no rights as a holder of stock.

     10.3 Non-Transferability. Except as otherwise provided by the Committee,
Other Share-Based Awards may not be sold, transferred, pledged, hypothecated or assigned except by will or the laws of descent and distribution.

     10.4 Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to the Company, any Parent, or any Subsidiary, any outstanding Other Share-Based Awards previously granted to such Participant shall be subject to such terms and conditions as set forth in the award agreement governing such Other Share-Based Awards. Except as may otherwise be provided by the Committee either in the award agreement, or, subject to Section 11 below, in writing after the award agreement is issued, a
Participant's rights in all Other Share-Based Awards that have not vested shall automatically terminate upon the Participant's termination of employment (or cessation of service relationship) with the Company, its Parents and its
Subsidiaries for any reason.

11. Amendment or Termination of Plan. The Board may amend, alter or discontinue the Plan in whole or in part, at any time, but no amendment, alteration, or discontinuation that would impair the rights of a Participant under any
Incentive Bonus Award theretofore granted shall be made without such
Participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy Section 162(m) of the Code, stock exchange rules or other applicable law or regulation. The Committee may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Sections 5 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent.

12. Limitation of Company's Liability. Subject to its obligation to make payments as provided for hereunder, neither the Company nor any person acting on behalf of the Company shall be liable for any act performed or the failure to perform any act with respect to this Plan, except in the event that there has been a judicial determination of willful misconduct on the part of the Company or such person. The Company is under no obligation to fund any of the payments required to be made hereunder in advance of their actual payment or to establish any reserves with respect to this Plan. Any benefits which become payable hereunder shall be paid from the general assets of the Company. No Participant, or his or her beneficiary or beneficiaries, shall have any right, other than the right of an unsecured general creditor, against the Company in respect of the benefits to be paid hereunder.

13. Withholding of Tax. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder shall be subject to the withholding of such amounts as the Company reasonably may determine that it is required to withhold pursuant to applicable federal, state or local law or regulation.
Withholding can be made in the form of Shares, LTIP Units or other Share-based form.

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14. Assignability. Except as otherwise provided by law, no benefit hereunder shall be assignable, or subject to alienation, garnishment, execution or levy of any kind, and any attempt to cause any benefit to be so subject shall be void.

15. No Contract for Continuing Services. This Plan shall not be construed as creating any contract for continued services between the Company and any
Participant and nothing herein contained shall give any Participant the right to be retained as an employee of the Company.

16. Governing Law. This Plan shall be construed, administered, and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

17. Non-Exclusivity. Subject to Section 18, the Plan does not limit the authority of the Company, the Committee, or any Subsidiary, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same performance objectives used under the Plan. In addition, Eligible Recipients not selected to participate in the Plan may participate in other plans of the Company.

18. Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the
Company that the Plan and Incentive Bonus Awards made hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded.
Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan intended (or required in order) to satisfy the applicable requirements of Section 162(m) are applicable only to persons whose compensation is subject to Section 162(m).

19. Securities Laws Compliance. Shares shall not be issued pursuant to the exercise or settlement of any award granted hereunder unless the settlement of such award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the
Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20. Certificate Legends. The Committee may require each person acquiring Shares hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

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21. Effective Date; Term. The Plan was adopted by the Board on September 14,
2004 and amended and readopted by the Board on October 19, 2004. The Plan was approved by the stockholders of the Company on October 20, 2004. No Incentive
Bonus Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Incentive Bonus Awards theretofore granted may extend beyond that date.

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